LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL LARGE CAP
GROWTH FUND

July 1, 2000

Dear Shareholder:

For the 12 months ended May 31, 2000, the J.P. Morgan Institutional Large Cap Growth Fund delivered a return of 17.70%, underperforming its benchmark, the Russell 1000 Growth Index, which returned 24.99%.

The fund's net asset value on May 31, 2000 rose to $18.32 per share, from $15.78 per share on May 31, 1999. The fund's net assets were approximately $6.2 million on May 31.

Included in this report is an interview with Nadav Peles, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS..........1     FUND FACTS AND HIGHLIGHTS............8
FUND PERFORMANCE....................2     FINANCIAL STATEMENTS................10
PORTFOLIO MANAGER Q&A...............3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $3,000,000 (the minimum initial investment in the fund). The chart at right shows that $3,000,000 invested on December 31, 1998, would have grown to $3,717,145 on May 31, 2000.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $3,000,000
DECEMBER 31, 1998 - MAY 31, 2000

[GRAPH]
[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

-----------------------------------------------------
              JPM INST LARGE CAP   FRANK RUSSELL 1000
              GROWTH
-----------------------------------------------------
                       3,000,000            3,000,000
-----------------------------------------------------
 12/31/98              3,000,000            3,000,000
-----------------------------------------------------
  1/31/99              3,164,109            3,176,160
-----------------------------------------------------
  2/28/99              3,018,012            3,031,073
-----------------------------------------------------
  3/31/99              3,164,109            3,190,720
-----------------------------------------------------
  4/30/99              3,214,143            3,194,804
-----------------------------------------------------
  5/31/99              3,158,105            3,096,627
-----------------------------------------------------
  6/30/99              3,342,228            3,313,515
-----------------------------------------------------
  7/31/99              3,226,151            3,208,212
-----------------------------------------------------
  8/31/99              3,220,147            3,260,634
-----------------------------------------------------
  9/30/99              3,122,081            3,192,128
-----------------------------------------------------
 10/31/99              3,344,229            3,433,197
-----------------------------------------------------
 11/30/99              3,518,346            3,618,418
-----------------------------------------------------
 12/31/99              3,796,276            3,994,770
-----------------------------------------------------
  1/31/00              3,690,768            3,807,455
-----------------------------------------------------
  2/29/00              3,853,088            3,993,602
-----------------------------------------------------
  3/31/00              4,149,324            4,279,464
-----------------------------------------------------
  4/30/00              3,851,059            4,075,847
-----------------------------------------------------
  5/31/00              3,717,145            3,870,587
-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------


PERFORMANCE                                                 TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                            -----------------------   -----------------------------
                                                            THREE          SIX        ONE            SINCE
AS OF MAY 31, 2000                                          MONTHS         MONTHS     YEAR           INCEPTION
-------------------------------------------------------------------------------------------------------------------
J.P. Morgan Institutional Large Cap Growth Fund             -3.53%         5.65%      17.70%         16.33%
Russell 1000 Growth Index                                   -3.08%         6.97%      24.99%         19.70%
AS OF MARCH 31, 2000
-------------------------------------------------------------------------------------------------------------------
J.P. Morgan Institutional Large Cap Growth Fund             9.30%          32.90%     31.14%         29.62%
Russell 1000 Growth Index                                   7.13%          34.06%     34.12%         32.87%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX USED TO MEASURE PERFORMANCE OF GROWTH-ORIENTED U.S. STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NADAV PELES, vice president and a member of the portfolio management team of the J.P. Morgan Institutional Large Cap Growth Fund. A J.P. Morgan Investment Management employee for the past six years, he joined as a member of the Capital Markets Research Group. In his prior assignment at Morgan, he worked on Quantitative Equity, studying the correlation between J.P. Morgan Investment Management equity analysts' forecasts, public forecasts, and equity returns. His work culminated in creating the growth equity product for which he currently is a portfolio manager. Nadav joined Morgan after completing a Ph.D. in finance at Columbia University and has undergraduate degrees in mathematics and computer science. This interview was conducted on June 23, 2000 with Nadav and Henry Cavanna, our senior equity portfolio manager, and reflects both of their views on that date.

THE U.S. ECONOMY HAS BEEN QUITE VOLATILE OVER THE PAST 12 MONTHS. WHAT WOULD YOU SAY WERE THE MAJOR HIGHLIGHTS DURING THIS PERIOD?

NP: It's been an unusually volatile year, to be sure, one driven by several significant occurrences. First, there was the exceptional strength of the U.S. economy, which grew at an annual rate of over 7% in the fourth quarter of 1999 and over 5% during the first quarter of this year - all with virtually no signs of inflationary growth. This rapid growth rate combined with a still very strong stock market and unrelenting consumer consumption to prompt the Federal Reserve Board to begin raising rates last June. Since then, we've experienced five consecutive quarter-point rate increases capped, at least thus far, with a half-point increase in May of this year. The first couple of moves in this regard were designed to take away the stimulus that the Fed had provided to the global economy following the Asian currency crises of 1997 and the Russian debt crisis of 1998. Lately, it has shifted into a more aggressive tightening mode, with the distinct promise of further increases yet to come, at least until there are unambiguous indications that our economy is slowing.

Late in this reporting period, we began to see signs of creeping inflationary growth for the first time in the present economic cycle. All along there have been signs of labor shortages and associated upward pressure on wages, but lately we've seen the prices of goods and raw materials come under pressure as well. Much higher energy prices have led the way, but we've also seen price pressures on a broad basket of basic materials, like paper, resin, and other commodities. Should these signs of inflation translate into actual inflationary growth, the Fed will have no choice but to tighten even further.

Another major event of the last year was a sharp division in the stock market, one that pitted so-called old economy stocks against their new economy counterparts. In the latter case, the telecommunications-media-technology stocks that investors defined as THE new economy equities were driven to extremes of valuation that have only recently begun to relent. They were driven so largely by investors who recognized the

Internet as a transforming global event and wanted to get their share of the companies that were perceived to be on the cutting edge of its development. Their virtually unrestrained affection for such stocks was such that they abandoned more basic industries in pursuit of them, along the way helping to drive down the prices of old economy companies to levels that we believe were, and in some cases still are, well below any reasonable measure of their true valuation.

This unusual period of time ended, at least for the moment, in the middle of March 2000 when the tech-heavy NASDAQ peaked and subsequently corrected, with many of the names that had previously driven the market falling by the wayside in what was just short of a wholesale rout. The market is now waffling as investors try to come to grips with Fed policy and their own sometimes radically altered fortunes.

WHAT IS YOUR TAKE ON THE NEW ECONOMY?

NP: I think it's for real. Broadly speaking, on a secular basis, there is legitimacy to the concept of our being in the midst of a new economy, one that is able to grow on a sustainable basis for a longer period and at somewhat higher rates than in the past, all without triggering underlying inflation. This is very good for capital markets, the stock market, P/Es, corporate profits, and so on.

There are basically two reasons why this new economy developed and is possibly here to stay. One is that corporate America has become much more competitive and leaner over the past decade, the result of downsizing, cost reductions, and a strong focus on becoming globally competitive. Second is the impact of technology on the way that everyone, particularly corporate America, does business. Technology has led to major improvements in productivity, which in turn has led to virtually unprecedented price stability and very low inflation over the past several years.

I think it's fair to say that U.S. companies as a group have been on the forefront of embracing technology a little faster than the rest of the world, both on the telecommunications side and the data processing side. We think this is for real and is sustainable and long term in nature. It's a good development that underpins valuations in the U.S. market longer term.

But, at the same time, and at this point in time, we have peaked from an economic perspective. As noted, we're seeing a little inflation creep into the system and the economy has begun to slow. Whether this is due to the weight of its own excess, or the Fed's actions, or a combination of the two is anyone's guess. I, for one, side with the Fed and its virtually unimpeachable record in managing the economy over the aggressive expansionary period of the last 9-10 years. I would stress that when I say the economy is slowing, I don't mean slowing down and entering a recession, as has been the case in certain years past. Rather, I mean slowing from the unsustainable levels of growth in the 5%-7% range, to growth in the 3% range, which is still quite good. We're hopeful that this moderation of growth will relieve some of the pressures on labor and material prices and cut inflation off before it gets a head start. This isn't disturbing to us. It's what we need right now.

YOU SAID THAT INVESTORS HAD DEFINED NEW ECONOMY STOCKS AS THE TRI-SECTORS:
TELECOMMUNICATIONS, MEDIA, AND TECHNOLOGY. HOW DO YOU DIFFERENTIATE BETWEEN OLD AND NEW ECONOMY STOCKS, AND HOW HAS THE MARKETPLACE TREATED THEM LATELY?

NP: For the most part, I'd have to agree with the market's definition of new economy equities as being all technology-related enterprises, including Internet-focused companies, telecommunications, and some media. However, I'd say we're talking principally about technology and the Internet offshoots of it. The old economy is everything else.

Technology as a group has risen to comprise some 45% of the Russell 1000 Growth Index and was selling at something like 60X 2000 earnings on average at its peak. By extension, the market continued to include in its valuation glow some pretty well-established, high quality growth companies that were not technology driven, such as GE, Wal-Mart, and other companies like them. These companies traded at 40X 2000 earnings, so they weren't being penalized, but were being treated somewhat like new economy companies.

The rest of the market, including drug companies, utilities, banks, consumer durable and non-durable companies, and other perceived old economy stocks, were being priced as a group in a range of 8X-25X 2000 earnings. Even the drug companies, which traditionally are classified as growth companies, were selling at multiples that were cheap in terms of their earnings potential. These did very poorly last year when there was enormous enthusiasm for technology and technology alone.

From June 1999 through this May the Russell 1000 Growth was up over 25%. But, you wouldn't have found this increase across the board. It was really driven by the technology sector, which was up 61%. The big returns came in a very concentrated form. This unusually narrow market carried over into the first quarter of 2000, got carried away with itself, became unsustainable, and has since adjusted to more realistic valuations, with technology correcting 30% from its peak. It is now coming back.

The NASDAQ is still off year-to-date through May, and the rest of the market is more or less flat as it continues to adjust to the valuation bubble created late last year through the first quarter of this one. A number of Internet stocks have been marked down to reality, particularly the B2C, Internet retailers, and B2B exchanges. The good Internet infrastructure and equipment stocks still command premium values, but the peripheral ones have taken it on the chin, the victims of unrealistic business models. And, of course, the market is reacting to a slowing economy, one that will negatively impact quite a few companies as well, like those in the auto, finance and retail sectors, which tend to suffer when interest rates rise. So, it's been a swirling market, one lacking direction in the face of these and other issues. It's truly been an amazing time for U.S. equities, old or new economy.

NOT TOO LONG AGO, ALL ANYONE COULD TALK ABOUT WAS THE DOMINANCE OF LARGE- AND SUPER LARGE-CAP GROWTH STOCKS OVER ALL OTHER INVESTMENTS. WHAT HAPPENED TO THIS INVESTMENT THEME?

NP: This major trend morphed into the new economy/technology theme. The dominance of big caps was true for the last couple of years, when we called the small group of standout large cap growth stocks the "Nifty 50" At that time, it appeared that they could do no wrong. Lately, however, a number of the Nifty 50 companies haven't proven to be so nifty, after all. These companies, like the P&Gs of the world, have had real difficulty growing their top line at a level that will produce double digit earnings growth on a consistent basis. A number of these more traditional companies are fortunate to achieve even 4%-8% revenue growth.

By comparison, look on the other side of the ledger and see how the new economy companies compare with their old economy counterparts. I could list the Ciscos, EMCs, Sun Microsystems on one side, and you would see top line revenue growth of 25%-50%. And this is for very large companies, with $10-$20 billion in annual revenues. On the other side, I could list more traditional consumer products companies, like Coca Cola and Pepsico, and solid financial companies, like BankAmerica, where you might see annual revenue growth of 4%-6%.

So, the market has gotten part of this investment argument very right. There IS a revolution in technology, and there are a number of companies that are benefiting from producing and using it to enhance revenues. Their revenues are exploding, and not just for a quarter or two. This is a longer-term phenomenon that is poised to accelerate as U.S. businesses increasingly incorporate the Internet into their day-to-day operations. While consumers have been buying over the Internet for a couple of years, the business community has just begun to use it as a way of doing business with their customers and suppliers. This means that they will have to make major ongoing investments in better computer equipment, faster memory, more bandwidth, and so on. You don't see the Duponts and the General Motors slowing their investments in telecommunications equipment, wireless infrastructure, wireless equipment, and other essential tools of the Internet Age. They're accelerating such investments. As a consequence, those new economy companies that can provide these capabilities are all but certain to continue to enjoy stellar revenue growth. There is a limit, of course, but I see this trend continuing for many years to come.

SO, HOW DID YOUR PORTFOLIO DO OVER THE PAST YEAR?

NP: We underperformed the benchmark. The main reason is that the narrow, tech-driven market of the early part of this period has not been one that favored stock picking, or broadly diversified portfolios. Our diversified, sector-balanced portfolio did not outperform a market that is dominated by a couple dozen stocks and one sector. The only large-cap growth managers that outperformed the market during this period were ones that put most of their portfolios in technology stocks. This is not consistent with our sector-neutral, risk-controlled philosophy.

Additionally, our investment process stresses internal, proprietary research, and valuation methodologies that capture this research in our stock selection. Our focus is long term, and we don't tend to do well in markets that are driven by momentum, rather than underlying fundamentals.

WHAT WERE SOME OF YOUR STANDOUT STOCKS OVER THE 12 MONTHS ENDING MAY 31?

NP: Holdings in several growth sectors helped performance. In technology, a strong performer was Sun Microsystems, which had grown into the ultimate Internet server platform. Teradyne, a manufacturer of sophisticated machines for testing newly built semi-conductors, also added to performance as its stock rose significantly over the past 12 months. Additionally, we held I2 Technologies, which skyrocketed during the period. The company morphed from being a supply-chain optimization software firm to being a premier B2B exchange software supplier. Within pharmaceuticals, our performance was helped by Forest Labs, whose antidepressant Celexa achieved much faster acceptance and market share than anyone expected. Our holdings in Warner-Lambert also proved beneficial, as a result of the company's blockbuster cholesterol drug Lipitor and its acquisition by Pfizer, following a lengthy battle with American Home Products. Within services and media, performance was bolstered by positions in Liberty Media, which is a portfolio of synergistic new media companies controlled by John Malone. We also capitalized on the consolidation in the food business, by holding Best Buy, which was bought by Unilever.

WHICH WERE YOUR DISAPPOINTMENTS?

NP: Unfortunately, our biggest disappointments were in stocks we felt were about to be recognized as growth stocks, such as Waste Management. Waste disposal was a sector where we felt tightening of supply of landfills and industry consolidation would lead to better pricing and revenue growth, but we were proven wrong. We were also hurt by our holding in Abercrombie & Fitch, a growth retailer with very strong concept and brand. It was a victim of its own success and could not maintain its extremely strong same-store sales growth. The stock has been hurt by the company's inability to meet these expectations. Consequently, we have significantly reduced our exposure to the stock. Another stock that detracted from performance during the 12-month period is IDEC Pharmaceutical. It is an important biotech company that manufactures Rituxan, a drug used in cancer treatments. We actually added to our position in IDEC when biotechs fell out of favor several months ago and it has come back to be a big contributor in the current period.

WHAT DO YOU SEE HAPPENING OVER THE NEXT FEW MONTHS?

NP: Our best guess is that we're in a period where the market marks time, plus or minus 5%, as two events play out. One, the economy settles into a period of moderate growth and the Fed begins to back off. Two, the valuation bubble of the past year or so continues to correct, along the way creating enormous volatility. I think the message of the valuation bubble is that price does matter, that a lot of stocks continue to carry very big prices and that investors are trying to deal with a technology sector that is still priced at 50X 2000 earnings.

Hopefully, what supports the market over the near term will be reasonable economic growth, reasonable profit growth and dissipating inflationary expectations. Going forward over the next year, we are positive on the market, but shorter term it will be difficult for it to march forward until the Fed signals that it's finished with interest rates for the time being and the aforementioned valuation bubble is deflated.

FUND FACTS


INVESTMENT OBJECTIVE
J.P. Morgan Institutional Large Cap Growth Fund seeks to provide long-term growth from a portfolio of large cap stocks. It is designed for investors who want an actively managed portfolio of large cap stocks that seeks to outperform the Russell 1000 Growth Index.

---------------------------------------------------
COMMENCEMENT OF OPERATIONS
12/31/98

---------------------------------------------------
FUND NET ASSETS AS OF 5/31/00
$6,190,554

---------------------------------------------------
DIVIDEND PAYABLE DATES
7/28/00, 10/27/00, 12/20/00

---------------------------------------------------
CAPITAL GAIN PAYABLE DATE
12/20/00

---------------------------------------------------
REGISTRANT
J.P. MORGAN SERIES TRUST
J.P. MORGAN LARGE CAP GROWTH FUND:
  INSTITUTIONAL SHARES

EXPENSE RATIO
The fund's current annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]
[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]
TECHNOLOGY 45.1%
CONSUMER GOODS & SERVICES 19.7%
HEALTHCARE 18.9%
INDUSTRIAL PRODUCTS & SERVICES 6.1%
FINANCE 4.6%
ENERGY 2.3%
UTILITIES 2.1%
BASIC INDUSTRIES 0.6%
SHORT-TERM AND OTHER INVESTMENTS 0.6%

LARGEST EQUITY HOLDINGS             % OF TOTAL INVESTMENTS
----------------------------------------------------------
INTEL CORP. (TECHNOLOGY)                     7.8%
CISCO SYSTEMS, INC. (TECHNOLOGY)             5.7%
GENERAL ELECTRIC CO.
  (INDUSTRIAL PRODUCTS & SERVICES)           3.8%
MICROSOFT CORP. (TECHNOLOGY)                 3.7%
COMPAQ COMPUTER CORP. (TECHNOLOGY)           2.6%
SUN MICROSYSTEMS, INC. (TECHNOLOGY)          2.5%
WARNER-LAMBERT CO. (HEALTHCARE)              2.4%
PHARMACIA CORP. (HEALTHCARE)                 2.3%
ELI LILLY & CO. (HEALTHCARE)                 2.2%
BRISTOL-MYERS SQUIBB CO. (HEALTHCARE)        2.1%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT
INC. SERVES AS AN INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  -----------
COMMON STOCKS (100.0%)
BASIC INDUSTRIES (0.6%)
CHEMICALS (0.6%)
Air Products and Chemicals, Inc..................       1,000   $   34,625
                                                                ----------

CONSUMER GOODS & SERVICES (19.9%)
APPARELS & TEXTILES (0.6%)
Jones Apparel Group, Inc.+.......................       1,500       40,219
                                                                ----------

BROADCASTING & PUBLISHING (2.8%)
AT&T Corp. - Liberty Media Group, Class A+.......       2,220       98,374
Comcast Corp., Class A+..........................       1,900       71,962
                                                                ----------
                                                                   170,336
                                                                ----------
ENTERTAINMENT, LEISURE & MEDIA (5.2%)
America Online, Inc.+............................       1,000       53,000
News Corp. Ltd. (Spons. ADR)(i)..................       2,400      109,350
Seagram Company Ltd.(i)..........................       1,300       61,994
Time Warner, Inc.................................       1,200       94,725
                                                                ----------
                                                                   319,069
                                                                ----------
FOOD, BEVERAGES & TOBACCO (3.6%)
PepsiCo, Inc.....................................       3,100      126,131
Philip Morris Companies, Inc.....................       3,800       99,275
                                                                ----------
                                                                   225,406
                                                                ----------

HOUSEHOLD PRODUCTS (3.0%)
Kimberly-Clark Corp..............................       1,700      102,850
Procter & Gamble Co..............................       1,200       79,800
                                                                ----------
                                                                   182,650
                                                                ----------

PERSONAL CARE (0.6%)
Gillette Co......................................       1,100       36,712
                                                                ----------
RETAIL (4.1%)
Abercrombie & Fitch Co., Class A+................       1,600       15,700
Circuit City Stores-Circuit City Group...........       1,300       64,756
Safeway, Inc.+...................................         600       27,675
              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  -----------
RETAIL (CONTINUED)
Target Corp......................................         700   $   43,881
Wal-Mart Stores, Inc.............................       1,800      103,725
                                                                ----------
                                                                   255,737
                                                                ----------
  TOTAL CONSUMER GOODS & SERVICES................                1,230,129
                                                                ----------

ENERGY (2.3%)
GAS-PIPELINES (1.0%)
Dynegy, Inc., Class A............................         800       61,700
                                                                ----------

OIL-PRODUCTION (1.3%)
Anadarko Petroleum Corp..........................       1,500       79,594
                                                                ----------
  TOTAL ENERGY...................................                  141,294
                                                                ----------

FINANCE (4.6%)
BANKING (2.7%)
Citigroup, Inc...................................       1,050       65,297
U.S. Bancorp.....................................       1,800       46,800
Washington Mutual, Inc...........................       2,000       57,500
                                                                ----------
                                                                   169,597
                                                                ----------

FINANCIAL SERVICES (0.6%)
TD Waterhouse Group, Inc.+.......................       2,400       37,050
                                                                ----------

INSURANCE (1.3%)
Marsh & McLennan Companies, Inc..................         400       44,025
Mercury General Corp.............................       1,300       33,150
                                                                ----------
                                                                    77,175
                                                                ----------
  TOTAL FINANCE..................................                  283,822
                                                                ----------

HEALTH CARE (19.0%)
BIOTECHNOLOGY (1.4%)
Amgen, Inc.+.....................................       1,400       89,075
                                                                ----------

HEALTH SERVICES (0.8%)
Tenet Healthcare Corp.+..........................       2,000       51,250
                                                                ----------

MEDICAL SUPPLIES (1.6%)
Medtronic, Inc...................................       1,300       67,112
PE Corp.- PE Biosystems Group....................         600       33,300
                                                                ----------
                                                                   100,412
                                                                ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  -----------
PHARMACEUTICALS (15.2%)
ALZA Corp.+......................................       1,500   $   76,219
American Home Products Corp......................       1,200       64,650
Bristol-Myers Squibb Co..........................       2,400      132,150
Eli Lilly & Co...................................       1,800      137,025
Genentech, Inc.+.................................         400       42,950
IDEC Pharmaceuticals Corp.+......................       1,100       70,194
Pfizer, Inc......................................         700       31,194
Pharmacia Corp...................................       2,800      145,425
Schering-Plough Corp.............................       1,900       91,912
Warner-Lambert Co................................       1,200      146,550
                                                                ----------
                                                                   938,269
                                                                ----------
  TOTAL HEALTH CARE..............................                1,179,006
                                                                ----------

INDUSTRIAL PRODUCTS & SERVICES (6.2%)
DIVERSIFIED MANUFACTURING (5.7%)
General Electric Co..............................       4,500      236,812
Tyco International Ltd.(i).......................       2,500      117,656
                                                                ----------
                                                                   354,468
                                                                ----------
ELECTRICAL EQUIPMENT (0.5%)
W.W. Grainger, Inc...............................         700       27,956
                                                                ----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                  382,424
                                                                ----------

TECHNOLOGY (45.3%)
COMPUTER PERIPHERALS (2.6%)
Quantum Corp. - Hard Disk Drive+.................       4,850       45,772
Quantum Corp.- DLT & Storage Systems+............       6,700       69,512
Seagate Technology, Inc.+........................         800       46,400
                                                                ----------
                                                                   161,684
                                                                ----------

COMPUTER SOFTWARE (10.2%)
Alteon Websystems, Inc.+.........................         700       35,569
BMC Software, Inc.+..............................       1,100       48,400
Computer Associates International, Inc...........       1,500       77,250
Entrust Technologies, Inc.+......................         400       19,500
Internap Network Services Corp.+.................       2,200       62,975
Microsoft Corp.+.................................       3,700      231,481
NorthPoint Communications Group, Inc.+...........       2,900       45,312
              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  -----------
COMPUTER SOFTWARE (CONTINUED)
Parametric Technology Corp.+.....................       3,800   $   40,375
PeopleSoft, Inc.+................................       3,400       46,962
Portal Software, Inc.+...........................         600       24,150
                                                                ----------
                                                                   631,974
                                                                ----------

COMPUTER SYSTEMS (6.3%)
Compaq Computer Corp.............................       6,100      160,125
International Business Machines Corp.............         300       32,194
Redback Networks, Inc.+..........................         500       41,938
Sun Microsystems, Inc.+..........................       2,000      153,250
                                                                ----------
                                                                   387,507
                                                                ----------

ELECTRONICS (5.7%)
Cisco Systems, Inc.+.............................       6,200      353,013
                                                                ----------

INFORMATION PROCESSING (1.4%)
Automatic Data Processing, Inc...................       1,200       65,925
Rhythms NetConnections, Inc.+....................       1,300       21,450
                                                                ----------
                                                                    87,375
                                                                ----------

SEMICONDUCTORS (11.5%)
Applied Materials, Inc.+.........................         700       58,450
Intel Corp.......................................       3,900      486,281
Teradyne, Inc.+..................................         600       51,600
Texas Instruments, Inc...........................       1,600      115,600
                                                                ----------
                                                                   711,931
                                                                ----------

TELECOMMUNICATION SERVICES (2.4%)
Amdocs Ltd.+.....................................         800       49,550
Nextel Partners, Inc., Class A+..................       1,000       17,000
Qwest Communications International, Inc.+........       1,300       55,006
WorldCom, Inc.+..................................         700       26,338
                                                                ----------
                                                                   147,894
                                                                ----------

TELECOMMUNICATIONS-EQUIPMENT (5.2%)
Comverse Technology, Inc.+.......................         900       82,238
Lucent Technologies, Inc.........................       1,060       60,818
Motorola, Inc....................................         500       46,875

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  -----------
TELECOMMUNICATIONS-EQUIPMENT (CONTINUED)
Netro Corp.+.....................................       1,300   $   38,838
Tellabs, Inc.+...................................       1,500       97,406
                                                                ----------
                                                                   326,175
                                                                ----------
  TOTAL TECHNOLOGY...............................                2,807,553
                                                                ----------
UTILITIES (2.1%)
TELEPHONE (2.1%)
AT&T Corp........................................       1,700       58,969
Level 3 Communications, Inc.+....................         300       22,894
US WEST, Inc.....................................         700       50,400
                                                                ----------
                                                                   132,263
                                                                ----------
  TOTAL COMMON STOCKS (COST $5,468,427)..........                6,191,116
                                                                ----------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT        VALUE
-------------------------------------------------  -----------  -----------
SHORT-TERM INVESTMENTS (0.6%)
OTHER INVESTMENT COMPANIES (0.6%)
J.P. Morgan Institutional Prime Money Market
  Fund* (cost $36,367)...........................  $   36,367   $   36,367
                                                                ----------
TOTAL INVESTMENTS
  (COST $5,504,794) (100.6%)..................................   6,227,483
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%).................
                                                                   (36,929)
                                                                ----------
NET ASSETS (100.0%)...........................................  $6,190,554
                                                                ==========

------------------------------
Note: Based on the cost of investments of $5,535,853 for federal income tax purposes at May 31, 2000, the aggregate gross unrealized appreciation and depreciation was $1,394,542 and $702,912, respectively, resulting in net unrealized appreciation of $691,630.

+ - Non-income producing security.

(i) Foreign security.

Spons. ADR - Sponsored American Depositary Receipt.

* Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $5,504,794 )            $6,227,483
Cash                                                    1,015
Receivable for Investments Sold                        56,493
Receivable for Expense Reimbursements                  16,985
Dividends Receivable                                    2,193
Interest Receivable                                       198
Prepaid Expenses                                            4
                                                   ----------
    Total Assets                                    6,304,371
                                                   ----------
LIABILITIES
Payable for Investments Purchased                      65,163
Advisory Fee Payable                                    2,625
Shareholder Servicing Fee Payable                         525
Administrative Services Fee Payable                       256
Fund Services Fee Payable                                   6
Accrued Expenses                                       45,242
                                                   ----------
    Total Liabilities                                 113,817
                                                   ----------
NET ASSETS                                         $6,190,554
                                                   ==========
INSTITUTIONAL SHARES
Applicable to 337,983 shares outstanding
  (par value $0.001, unlimited shares authorized)  $6,190,554
                                                   ==========
Net Asset Value, Offering and Redemption Price
  per Share                                            $18.32
                                                        -----
                                                        -----
ANALYSIS OF NET ASSETS
Paid-in capital                                    $5,083,579
Accumulated Net Realized Gain on Investments          384,286
Net Unrealized Appreciation of Investments            722,689
                                                   ----------
    Net Assets                                     $6,190,554
                                                   ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $110 )                                                  $ 41,363
Interest Income                                                 2,795
                                                             --------
    Investment Income                                          44,158
EXPENSES
Professional Fees and Expenses                     $ 40,121
Advisory Fee                                         29,569
Transfer Agent Fee                                   16,705
Printing Expenses                                    15,052
Custodian Fees and Expenses                          12,769
Fund Accounting Expense                               9,315
Shareholder Servicing Fee - J.P. Morgan
  Institutional Shares                                5,480
Administrative Services Fee                           3,388
Trustees' Fees and Expenses                             321
Administrative Fee                                      126
Fund Services Fee                                       102
Miscellaneous                                         3,275
                                                   --------
    Total Expenses                                  136,223
Less: Reimbursement of Expenses                     (92,283)
                                                   --------
NET EXPENSES                                                   43,940
                                                             --------
NET INVESTMENT INCOME                                             218
NET REALIZED GAIN ON INVESTMENTS                              394,234
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                 534,656
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $929,108
                                                             ========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                    DECEMBER 31, 1998
                                                   FOR THE FISCAL   (COMMENCEMENT OF
                                                     YEAR ENDED    OPERATIONS) THROUGH
                                                    MAY 31, 2000      MAY 31, 1999
                                                   --------------  -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income (Loss)                       $         218   $             (716)
Net Realized Gain on Investments                         394,234               73,529
Net Change in Unrealized Appreciation of
  Investments                                            534,656              188,033
                                                   -------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                         929,108              260,846
                                                   -------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                       (218)                  --
In Excess of Net Investment Income                        (4,102)                  --
Net Realized Gains                                       (78,659)                  --
                                                   -------------   ------------------
    Total Distributions to Shareholders                  (82,979)                  --
                                                   -------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold              --            5,000,600
Reinvestment of Dividends                                 82,979                   --
                                                   -------------   ------------------
    Net Increase from Shareholder Transactions            82,979            5,000,600
                                                   -------------   ------------------
    Total Increase in Net Assets                         929,108            5,261,446
NET ASSETS
Beginning of Period                                    5,261,446                   --
                                                   -------------   ------------------
End of Period                                      $   6,190,554   $        5,261,446
                                                   =============   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                                          INSTITUTIONAL SHARES
                                                   -----------------------------------
                                                                     FOR THE PERIOD
                                                                    DECEMBER 31, 1998
                                                   FOR THE FISCAL   (COMMENCEMENT OF
                                                     YEAR ENDED    OPERATIONS) THROUGH
                                                    MAY 31, 2000      MAY 31, 1999
                                                   --------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $       15.78   $            15.00
                                                   -------------   ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.01                   --
Net Realized and Unrealized Gain on Investments             2.78                 0.78
                                                   -------------   ------------------
Total from Investment Operations                            2.79                 0.78
                                                   -------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.00)                  --
In Excess of Net Investment Income                         (0.01)                  --
Net Realized Gain                                          (0.24)                  --
                                                   -------------   ------------------
Total Distributions to Shareholders                        (0.25)                  --
                                                   -------------   ------------------

NET ASSET VALUE, END OF PERIOD                     $       18.32   $            15.78
                                                   =============   ==================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                               17.70%                5.20%(a)
Net Assets, End of Period (in thousands)           $       6,191   $            5,261
  Net Expenses                                              0.75%                0.75%(b)
  Net Investment Income (Loss)                                --(c)              (0.03)%(b)
  Expenses without Reimbursement                            2.30%                4.01%(b)
Portfolio Turnover                                            66%                  35%

------------------------
(a) Not Annualized.

(b) Annualized.

(c) Less than 0.01%.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Large Cap Growth Fund (the "fund"), registered as J.P. Morgan Large Cap Growth Fund, is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"), which was organized on August 15, 1996. The trust is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. The investment objective is to provide long-term growth from a portfolio of large cap stocks. Currently, the fund only offers Institutional Shares. The fund commenced operations on December 31, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The fund values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to the values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the fund's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the fund's trustees. All short-term securities with a remaining maturity of less than sixty days are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all of the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The fund earns foreign income which may be subject to foreign withholding taxes at various rates.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

   e) The fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 2000 was to increase undistributed net investment income by $4,102 and decrease accumulated net realized gain on investment by $4,102. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the fund pays JPMIM at an annual rate of 0.50% of the fund's average daily net assets. For the fiscal year ended May 31, 2000, such fees amounted to $29,627.

      The fund may invest in one or more affiliated money market funds:
      J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the fund in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the fiscal year ended May 31, 2000, J.P. Morgan has agreed to reimburse the fund $58 under this agreement. Interest income included in the Statement of Operations for the year ended May 31, 2000 includes $1,548 of interest income from investments in affiliated money market funds.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 2000, the fee for these services amounted to $126.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the fiscal year ended May 31, 2000, the fee for these services amounted to $3,388.

      In addition, JPMIM has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than .75% of the average daily net assets of the fund. This reimbursement arrangement may be changed or terminated at any time after September 30, 2000 at the option of J.P. Morgan. For the fiscal year ended May 31, 2000, J.P. Morgan has agreed to reimburse Institutional Shares $92,283 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended May 31, 2000, the fee for these services amounted to $5,480 for Institutional Shares.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $102 for the fiscal year ended May 31, 2000.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $19.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                     FOR THE PERIOD
                                                                    DECEMBER 31, 1998
                                                   FOR THE FISCAL   (COMMENCEMENT OF
                                                     YEAR ENDED    OPERATIONS) THROUGH
                                                    MAY 31, 2000      MAY 31, 1999
                                                   --------------  -------------------
Shares of Beneficial Interest Sold...............             --              333,373
Reinvestment of Dividends........................          4,610                   --
                                                   -------------   ------------------
NET INCREASE.....................................          4,610              333,373
                                                   =============   ==================

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 2000 were as follows:

COST OF             PROCEEDS
PURCHASES          FROM SALES
---------          ----------
$3,879,497.......  $3,887,770

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 21, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee is at an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of May 31, 2000.

                                    * * * *

6. TAX INFORMATION NOTICE (UNAUDITED)

For corporate taxpayers 18.50% of the ordinary income distributions paid during the fiscal year ended May 31, 2000 qualify for the corporate dividends received deductions.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Large Cap Growth Fund (one of the funds comprising the J.P. Morgan Series Trust and registered as J.P. Morgan Large Cap Growth Fund, hereafter referred to as the "fund") at May 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 1998 (commencement of operations) through May 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 2000

J.P. MORGAN INSTITUTIONAL FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND:
      INSTITUTIONAL SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES
   NEW YORK TAX EXEMPT BOND FUND
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   LARGE CAP GROWTH FUND:
      INSTITUTIONAL SHARES
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   TAX AWARE DISCIPLINED EQUITY FUND:
      INSTITUTIONAL SHARES
   EMERGING MARKETS EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES
   MARKET NEUTRAL FUND: INSTITUTIONAL SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.
IMAR780

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND

ANNUAL REPORT
MAY 31, 2000